                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           FRISCH'S RESTAURANTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)       Title of each class of securities to which transaction applies:


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    2)       Aggregate number of securities to which transaction applies:


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    3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4)       Proposed maximum aggregate value of transaction:


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    5)       Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid:


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    2)       Form, Schedule or Registration Statement No.:


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    3)       Filing Party:


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    4)       Date Filed:


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

                           FRISCH'S RESTAURANTS, INC.
                               2800 GILBERT AVENUE
                             CINCINNATI, OHIO 45206

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 2, 2000

                                 ---------------

Dear Shareholders:

         The annual meeting of the shareholders of Frisch's Restaurants, Inc., an Ohio corporation, will be held at the Clarion Hotel Riverview, 668 W. Fifth Street, Covington, Kentucky 41011 on Monday, October 2, 2000 at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

         1.       Election of four Directors.

         2. Ratification of the appointment of Grant Thornton LLP as independent auditors.

         3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND A VOTE "FOR" ON PROPOSAL 2.

Shareholders of record at the close of business on August 10, 2000 are entitled to notice of, and to vote at, the annual meeting and any adjournment(s) or postponement(s) thereof.

                                          By Order of the Board of Directors

                                          W. GARY KING
                                          Secretary

Cincinnati, Ohio
August 30, 2000


                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU CAN VOTE YOUR SHARES (1) VIA A TOLL FREE TELEPHONE CALL, (2) VIA THE INTERNET, OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE. YOU WILL FIND SPECIFIC INSTRUCTIONS FOR VOTING VIA TELEPHONE OR THE INTERNET ON THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           FRISCH'S RESTAURANTS, INC.
                               2800 GILBERT AVENUE
                             CINCINNATI, OHIO 45206

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 2, 2000

                                  ------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Frisch's Restaurants, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held at the Clarion Hotel Riverview, 668 W. Fifth Street, Covington, Kentucky 41011 on Monday, October 2, 2000 at 10:00 a.m., Eastern Daylight Savings Time. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about August 30, 2000.

                                    THE PROXY

PROXY

         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. When you properly execute and return your proxy, the shares it represents will be voted at the meeting as specified on your proxy. If no specification is made, the shares represented by your duly executed proxy will be voted (i) for the election as Directors of each of the four nominees listed thereon; and (ii) for the ratification of Grant Thornton LLP as the independent auditors. The proxy will be voted at the discretion of the proxy holders, in accordance with the recommendations of the Board, on any other matter that may properly come before the meeting, including, in accordance with the rules of the Securities and Exchange Commission, any matter which the Company did not have notice of by May 12, 2000.

REVOCABILITY OF PROXIES

         You may revoke your proxy at any time before it is exercised by (i) submitting a proxy bearing a later date using the voting method used when the revoked proxy was cast; (ii) filing a written notice of revocation with the President of the Company; or (iii) by attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

RECORD DATE

         The Board of Directors has fixed the close of business on August 10, 2000 as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). There were 5,191,214 shares of the Company's common stock ("Common Stock") issued and outstanding on the Record Date.

VOTING

         You are entitled to one vote for each share of Common Stock you owned of record on the Record Date on any matter submitted to a vote at the Meeting. However, in connection with the election of directors, shares may be voted cumulatively if written notice that cumulative voting for the election of Directors is desired is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight (48) hours before the time fixed for holding the Meeting. The Chairman will announce the giving of any such notice upon the convening of the Meeting and all shareholders may then cumulate their votes for director nominees. Cumulative voting means that you have the right to vote the number of shares you owned as of the Record Date, multiplied by the number of Directors to be elected
(four). You may cast this total number of votes for one nominee or distribute the votes among some or all of the nominees in any manner you desire. If cumulative voting is declared at the Meeting, votes represented by proxies may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board, and discretionary authority to do so is included in the proxy.

QUORUM REQUIREMENT

         The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

VOTE REQUIRED

         At the Meeting, directors will be elected by a plurality of the votes cast. Therefore, the four nominees receiving the greatest number of votes will be elected as Directors. Each other matter presented at the Meeting will be decided by a majority of the votes cast on that matter.

METHOD OF COUNTING VOTES

         Shares represented by proxies which are voted "Withhold Authority" or on which a broker has indicated the absence of discretionary authority to vote the shares will be counted as present for the purpose of determining a quorum, but will not be voted in the election of Directors. Shares voted on one proposal but not all proposals on the proxies returned by brokers will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter not voted on. Abstentions will also be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against any matter as to which the abstention is effective.

                                    PROPOSALS

PROPOSAL 1 - ELECTION OF DIRECTORS

         Article II, Section 1 of the Company's Code of Regulations provides that the business of the Company shall be managed and conducted by a Board of Directors consisting of not less than five nor more than nine members. The shareholders previously set the number of Directors at nine. The Code of Regulations also requires that a majority of the Directors be independent.

         At the Meeting, four Directors are to be elected for a two-year term, to serve until the 2002 annual meeting of shareholders and until their successors have been elected and qualified. Your Board of Directors has unanimously nominated the four persons named below for election as Directors at the Meeting. The principal occupations and certain other information about the nominees are set forth below.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR ALL DIRECTOR NOMINEES.

----------------------------------------------------------------------------------------------------------------------------
                                                    Positions with the Company,
                                                        Business Experience                                Director
Name                                                  and Other Directorships                                Since
----                                                ---------------------------                            --------
Jack C. Maier                    Chairman of the Board of the Company                                        1961
(Age 75)

William A. Mauch                 Director of the Company; Administrator of the Cincinnati                    1992
(Age 79)                         office of the law firm of Thompson, Hine & Flory, L.L.P.

William J. Reik, Jr.             Director of the Company, Managing Director, William D. Witter,              1998
(Age 62)                         Inc. (investment counseling firm); Managing Director, Mitchell
                                 Hutchins Asset Management, Inc. (until February, 1991)

Lorrence T. Kellar               Director of the Company, Vice President - Real Estate, Kmart                1998
(Age 63)                         Corporation (from April, 1996); Group Vice President - Finance and Real Estate, The Kroger Co. (until April, 1996); Director of Loehmann's, Inc.(1) and Multi-Color Corporation; Trustee of
                                 Bartlett Capital Trust (mutual fund group); Trustee,
                                 Cincinnati Symphony Orchestra
----------------------------------------------------------------------------------------------------------------------------

(1) Loehmann's, Inc. filed a Voluntary Petition under Chapter 11 with a bankruptcy court in Delaware on May 18, 1999. The case is still pending.

         Votes represented by proxies will be cast by the proxy holders in such a way as to effect the election of all four nominees, or as many thereof as possible under the rules of cumulative voting in accordance with the recommendation of the Board. All nominees have consented to serve as directors if elected. However, in the event that any nominee shall become unable to serve prior to the Meeting, it is intended that the proxies will be voted for the balance of those nominees named and for such substitute nominee, if any, as shall be designated by the Board.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the names and certain information concerning the current Directors whose terms expire at the 2001 Annual Shareholders Meeting and the executive officers of the Company.

----------------------------------------------------------------------------------------------------------------------------
                                                              DIRECTORS

                                                    Positions with the Company,
                                                        Business Experience                                Director
Name                                                  and Other Directorships                                Since
----                                                ---------------------------                            --------
Malcolm M. Knapp                 Director of the Company; President of Malcolm M. Knapp, Inc.                1997
(Age 60)                         (restaurant business consulting)

Blanche F. Maier                 Director of the Company; Chairman of the Board of Trustees,                 1961
(Age 73)                         Cincinnati Ballet

Dale P. Brown                    Director of the Company; Writer (since January, 1999);                      1999
(Age 53)                         President and Chief Executive Officer, Sive/Young & Rubicam
                                 (advertising agency) (July, 1990 until December, 1998); Board of Trustees, University of Richmond; Director of Ohio National
                                 Financial Services, Cincinnati 2012 Inc., Metropolitan Growth
                                 Alliance and the Queen City Club; Recipient of Two Silver
                                 Medals, American Advertising Federation; Chair, Women's
                                 Initiative for Deloitte & Touche

Craig F. Maier                   President and Chief Executive Officer and a Director of the                 1984
(Age 50)                         Company

Daniel W. Geeding                Director of the Company; Professor of management and                        1992
(Age 58)                         entrepreneurship (since June, 1997) and Director of the Center for International Business (since May, 1996), and formerly Dean,
                                 College of Business Administration (from April, 1988 to
                                 June, 1997), Xavier University; Director of Zaring National, Inc.

                                                         EXECUTIVE OFFICERS

                                                    Positions with the Company,
                                                        Business Experience
Name                                                  and Other Directorships
----                                                ---------------------------

Donald H. Walker                 Vice President-Finance, Chief Financial Officer (since
(Age 54)                         October, 1996) and Treasurer (since June, 1982) of the Company

Marvin G. Fields(1)              Senior Vice President, Chief Operations Officer  (until
(Age 65)                         September, 1998), and Director (from April, 1975 to October,
                                 1996) of the Company

W. Gary King                     Counsel (since June, 1986) and Secretary (since October,
(Age 63)                         1996); Assistant Secretary from September, 1972 to October,
                                 1996

Paul F. McFarland                Vice President and Chief Operating Officer  of the Company
(Age 54)                         (since September, 1998); Executive Vice President of
                                 Operations and Chief Operating Officer, Long John Silvers
                                 (October, 1992 until March, 1997)(2)
----------------------------------------------------------------------------------------------------------------------------

(1)  Retired on June 1, 2000.
(2) Long John Silver's Restaurants, Inc. filed a Voluntary Petition under Chapter 11 with a bankruptcy court in Delaware on June 1, 1998. The case is still pending.

PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has unanimously selected the firm of Grant Thornton LLP as auditors to make an examination of the accounts of the Company and serve as the Company's independent public accountants for the fiscal year commencing May 29, 2000. This firm of independent certified public accountants has made the audits of the Company's accounts since 1952.

         Shareholder ratification of the selection of auditors is not required by law, however, the Board nevertheless decided to ascertain the views of the shareholders in this regard. If the selection of Grant Thornton LLP is not ratified at the Meeting, the Board of Directors will consider the selection of other auditors.

         Representatives of Grant Thornton LLP are expected to be present at the annual meeting of shareholders. They will be afforded an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS AUDITORS.

                             EXECUTIVE COMPENSATION

         The following information is furnished with respect to each of the five most highly compensated executive officers of the Company, including the Chief Executive Officer, for the fiscal year ended May 28, 2000.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------
                                                          ANNUAL COMPENSATION
                                                  --------------------------------------
                                                                                                LONG-TERM
                                                                                 OTHER           COMPEN-           ALL
                                                                                ANNUAL           SATION           OTHER
                                                                                COMPEN-          AWARDS          COMPEN-
       NAME AND TITLE                YEAR         SALARY        BONUS(a)        SATION           OPTIONS         SATION
       --------------                ----         ------        --------        ------           -------         ------
Craig F. Maier                       2000        $142,085       $294,904          (b)             61,478(d)      $1,218(e)
President and Chief                  1999         140,592        104,399          (b)                0            1,218(e)
Executive Officer                    1998         139,482            0         $18,543(c)            0            1,218(e)

Jack C. Maier                        2000         300,000            0            (b)                0              0
Chairman of the Board                1999         300,000            0            (b)                0              0
                                     1998         300,000            0            (b)                0              0

Marvin G. Fields                     2000         184,164         18,459          (b)                0            4,394(h)
Senior Vice President                1999         178,799          9,005          (b)              1,750(f)       4,130(h)
                                     1998         173,719          6,524          (b)              5,250(g)       4,414(h)

Donald H. Walker                     2000         121,612         18,296          (b)              3,500(d)       2,305(i)
Vice President and Chief             1999         116,934          7,037          (b)              1,750(f)       1,895(i)
Financial Officer                    1998         112,357          6,767          (b)              5,250(g)       1,276(i)

Paul F. McFarland                    2000         183,072         18,375          (b)              7,000(d)       1,043(l)
Vice President and Chief             1999         107,689          6,595        43,367(j)         13,500(k)         606(l)
Operating Officer
----------------------------------------------------------------------------------------------------------------------------

(a)      Bonuses are paid 80% in cash and 20% in shares of the Company's Common
         Stock.

(b) The value of perquisites and other personal benefits received by the officer did not exceed an amount equal to the lesser of $50,000 or 10% of the sum of such officer's salary and bonus for such year.

(c) Represents $4,849 as an auto allowance; $5,544 in premiums for medical reimbursement insurance paid by the Company; and $8,150 in premiums for supplemental long term disability insurance paid by the Company.

(d) Represents stock options for 61,478 which were earned by Mr. Maier, 3,500 which were earned by Mr. Walker and 7,000 earned by Mr. McFarland in the fiscal year ended May 28, 2000 but granted in July, 2000.

(e) Represents the premium paid by the Company on split dollar life insurance policies.

(f) Represents stock options for 1,750 shares which were earned by each of Mr. Fields and Mr. Walker in the fiscal year ended May 30, 1999, but were granted in July, 1999.

(g) Represents stock options for 3,500 shares which were issued to each of Mr. Fields and Mr. Walker in May, 1998 to replace options that had expired under the 1984 Stock Option Plan, and options for 1,750 shares which were earned by each of Mr. Fields and Mr. Walker in the fiscal year ended May 31, 1998, but were granted in July, 1998.

(h) Represents premiums paid by the Company on split dollar life insurance policies of $2,320 in 2000, $2,277 in 1999 and $2,242 in 1998 and
         Company matching contributions to the Frisch's Executive Savings Plan of $2,074 in 2000, $1,853 in 1999 and $2,172 in 1998.

(i) Represents premiums paid by the Company on split dollar life insurance policies of $1,276 in 2000, 1999 and 1998 and Company matching contributions to the Frisch's Executive Savings Plan of $1,029 in 2000 and $619 in 1999.

(j)      Represents reimbursement of relocation expenses.

(k) Represents stock options for 10,000 shares which were granted during the fiscal year ended May 30, 1999, and options for 3,500 shares which were earned in the fiscal year ended May 30, 1999, but were granted in July, 1999.

(l) Represents Company matching contributions to the Frisch's Executive Savings Plan.

         The following table sets forth information regarding stock options granted to the named executive officers of the Company during the fiscal year ended May 28, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------
                                                                                           Potential realizable
                                                                                          value at assumed annual
                                                                                            rates of stock price
                                                                                              appreciation for
                                               Individual Grants                                 option term
                         ---------------------------------------------------------        -----------------------
                          Number of      Percent of
                         Securities    Total Options
                         Underlying      Granted to      Exercise or
                          Options       Employees in    Base Price Per  Expiration
         Name             Granted       Fiscal Year         Share          Date                5%           10%
         ----            ----------    -------------    --------------  ----------          -------       -------
Craig F. Maier                0             --                --             --               --            --
Jack C. Maier                 0             --                --             --               --            --
Marvin G. Fields            1,750            6%             $10.25         7/1/09           $11,281       $28,588
Donald H. Walker            1,750            6%             $10.25         7/1/09           $11,281       $28,588
Paul F. McFarland           3,500           13%             $10.25         7/1/09           $22,562       $57,176
--------------------------------------------------------------------------------------------------------------------

       The foregoing options were granted under the 1993 Stock Option Plan, which was recommended by the Compensation Committee, adopted by the Board of Directors and approved by the shareholders. Pursuant to the Plan, options for shares of the Common Stock of the Company are granted to officers and key management personnel. Under the 1993 Plan, options with terms not in excess of ten years from the date of grant and stock appreciation rights may be granted until May 8, 2004. See "Employment Contracts and Changes-in-Control Arrangements." In addition to the options listed in the table above, on July 1, 1999, certain other key employees were granted options to purchase an aggregate of 13,750 shares at $10.25 per share. All of the above options vest in three equal annual installments.

       The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the fiscal year ended May 28, 2000, and the value of all unexercised options at May 28, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

---------------------------------------------------------------------------------------------------------------------------
                                                                     1993 PLAN
                                                                     NUMBER OF              1984 PLAN
                                                                    UNEXERCISED             NUMBER OF         VALUE OF
                                                                      OPTIONS              EXERCISABLE       UNEXERCISED
                                                                   EXERCISABLE/            UNEXERCISED      IN-THE-MONEY
                           SHARES ACQUIRED       NET VALUE       UNEXERCISABLE AT          OPTIONS AT        OPTIONS AT
NAME                         ON EXERCISE         REALIZED             5/28/00                5/28/00         5/28/00 (1)
----                       ---------------       --------        ----------------          -----------      ------------
Craig F. Maier                    0                  --                  0                   28,488               0
Jack C. Maier                     0                  --                  0                      0                 0
Marvin G. Fields                  0                  --            2,917E/4,083U                0                 0
Donald H. Walker                  0                  --            2,917E/4,083U                0                 0
Paul F. McFarland                 0                  --           3,333E/10,167U                0                 0
---------------------------------------------------------------------------------------------------------------------------

(1) As of May 28, 2000, the exercise price of all listed options exceeded the market price of the Common Stock.

           DEFINED BENEFIT PENSION PLAN AND EXECUTIVE RETIREMENT PLAN

       The Pension Plan adopted by the Board of Directors, in which executive officers of the Company participated through December 31, 1999, provides payments of annual benefits upon the retirement of employees covered by the Plan. Commencing in the year 2000, the executive officers of the Company will receive comparable pension benefits through a nonqualified cash balance plan instead of accruing additional benefits under the Pension Plan.

       Under the qualified Pension Plan, an individual's monthly Pension Plan benefit equals 51% of his or her average monthly compensation minus 50% of monthly Social Security benefits. The benefit of an individual who has less than 28 years of service with the Company is reduced by 1/28 for each year less than 28.

       Average monthly compensation is based upon the participant's five highest consecutive compensation periods. For years prior to 1982, the compensation period is the month of September. For years 1982 through 1991, the compensation period is the month of July. For years after 1991, the compensation period is the entire calendar year, therefore, the monthly compensation for the period is 1/12 of the annual compensation.

       Compensation that is taken into consideration for periods through 1991 consists of regular wages, excluding overtime, bonuses, commissions, special pay, severance pay and expense reimbursements, but including elective contributions to employee benefit plans. Compensation that is taken into consideration for periods after 1991 includes all compensation reported on the participant's W-2 and all elective contributions to a Section 125 or 401(k) plan.

       Amounts set aside under the Plan are computed on an actuarial basis using an aggregate funding method. No contribution was made to the Plan during the fiscal year ended May 28, 2000.

       Estimated annual retirement benefits under the Pension Plan and future cash balance plan, assuming retirement at age 65 for Messrs. Craig F. Maier, Marvin G. Fields, Donald H. Walker and Paul F. McFarland, would be, respectively, $74,767, $76,814, $51,122 and $31,269.

       Under the Internal Revenue Code, there is an annual limitation on the amount of compensation of each employee that may be taken into account, which through 1999 is set at $160,000. The annual limitation for some of the years prior to 1997 was substantially higher. The Company has adopted an unfunded Executive Retirement Plan which provides a supplemental retirement benefit to qualified employees equal to the reduction in their benefits under the qualified Pension Plan that results when compensation exceeds the Internal Revenue Code limitation, or when elective salary deferrals are made to the non-qualified Frisch's Executive Savings Plan. Currently, Messrs. Craig F. Maier, Marvin G. Fields, Donald H. Walker and Paul F.

McFarland are eligible, at their normal retirement ages, to receive supplemental annual benefits under the Executive Retirement Plan of $50,888, $5,599, $4,485 and $14,293, respectively.

                        BOARD COMPENSATION AND COMMITTEES

       The Board of Directors of the Company held five meetings during the fiscal year ended May 28, 2000. Each Director attended at least 75% of the aggregate number of meetings of the Board held during the year or portion of the year during which he or she was a Director and all committees of the Board on which the director served (during the period he or she was a committee member during the year). The Company pays non-employee Directors an annual fee of $20,000 plus $800 for each Board meeting and Committee meeting attended. During the fiscal year ended May 28, 2000, each non-employee director was also granted options to purchase 1,000 shares of the Company's Common Stock at an exercise price of $10.06 per share. Non-employee Directors consist of Mrs. Maier, Ms. Brown and Messrs. Geeding, Kellar, Knapp, Mauch and Reik.

       The Board of Directors of the Company has an Audit Committee composed entirely of independent directors: William A. Mauch (Chair), Daniel W. Geeding and Lorrence T. Kellar. During the fiscal year ended May 28, 2000, the committee held four meetings. The Audit Committee assists the Board of Directors in fulfilling its responsibilities of ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared; that there is consistent application of generally accepted accounting principles; and that there is compliance with management's policies and procedures. In performing these functions, the Audit Committee meets periodically with the independent auditors, management, and internal auditors to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the Audit Committee recommends the independent auditors for appointment by the Board of Directors.

       The Board of Directors established a Nominating Committee in June, 1999, and is currently comprised of Craig F. Maier (Chair), Malcolm M. Knapp and Daniel W. Greeding. The Nominating Committee's function is to search for and recommend qualified, experienced candidates to the Board to be nominated for election as Directors at annual shareholder meetings and to fill any vacancies on the Board. The Nominating Committee will consider nominees recommended by shareholders. Any recommendations should be mailed to Craig F. Maier as Chairman of the Nominating Committee.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Board of Directors has a Compensation Committee comprised of three independent directors, Daniel W. Geeding (Chair), William A. Mauch and Malcolm
M. Knapp. During the fiscal year ended May 28, 2000, the committee held four meetings. The Compensation Committee recommends policies for the Company with respect to the compensation of executive officers and directors and determines such compensation, and administers the Company's benefit and stock option plans.

                          COMPENSATION COMMITTEE REPORT

       The compensation of Jack C. Maier and Craig F. Maier for the fiscal year ended May 28, 2000 was determined in accordance with the terms of employment agreements approved by the Board of Directors. The Compensation Committee believes that these agreements are consistent with the Company's executive compensation policies. See Employment Contract and Changes-in-Control Arrangements.

       The compensation of all other executive officers for the fiscal year ended May 28, 2000 was determined in accordance with salary merit increase guidelines and incentive compensation formulas established prior to the commencement of the fiscal year.

       The policies with respect to the Company's other executive officers are:
(1) to pay salaries generally in the middle of the range of salaries paid to executives of comparable levels of responsibility by comparable restaurant companies; (2) to grant merit increases in salary, within the salary range, based primarily on job performance as measured by specific, pre-determined individual goals; and (3) to award bonuses based on how well individual goals are achieved and how well the Company performs.

       To determine the salaries of the Company's other executive officers, the Company establishes a series of salary ranges which correspond to levels of executive responsibility. The basis for the establishment of the ranges is data provided by an independent consultant that is derived from an annual survey of approximately 68 comparable restaurant companies, including all members of the peer group used for the Corporate Performance Graph. The Committee sets the Company's salary ranges to fall generally in the middle of the competitive ranges. Individual salaries are set within the applicable salary range and are reevaluated annually. Merit increases are granted within the salary range based on job performance as measured against one or more individual performance goals established annually for each executive.

       Under the Company's incentive compensation program, other executive officers are entitled to earn annual bonuses of up to 22.5% of each officer's salary. Each individual executive officer's bonus is determined by a formula that takes into account (1) the extent to which individual performance goals established prior to the beginning of the fiscal year are met and (2) the Company's pre-tax consolidated earnings for the fiscal year, as a percentage of total revenue (adjusted to exclude certain revenue not related to the Company's food service and lodging operations). No incentive bonus is paid unless pre-tax consolidated earnings of the Company are at least 4% of revenues. In order to receive the maximum bonus, an executive must fully meet the individual performance goals and pre-tax consolidated earnings of the Company must equal or exceed 6% of revenues. Of the total bonus earned, 20% is paid in shares of the Company's Common Stock and the remainder is paid in cash. All shares received by the executive must be held for a period of two years.

       Bonuses were awarded under the incentive compensation program equal to a percentage of salary, adjusted in accordance with a formula which took into account the extent to which individual goals were met, the Company's pre-tax earnings for the fiscal year as a percent of total revenue, and the salary range maximum.

                                                        Daniel W. Geeding, Chair
                                                                William A. Mauch
                                                                Malcolm M. Knapp


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), the Directors, certain of the Company's officers and persons owning more than 10% of the outstanding shares of the Company's Common Stock are required to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish copies of such reports to the Company. The Company is required to set forth in this Proxy Statement the number of late reports, transactions not reported and any known failure to file a report. Based solely on a review of the reports which were furnished to it and certain written representations of each reporting person, to the Company's knowledge, the aforesaid filing requirements were satisfied by the persons subject thereto.

             EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

       Jack C. Maier is currently employed by the Company pursuant to an employment agreement effective May 28, 2000. The agreement has an initial term of one fiscal year, and is renewable at the option of the Company for up to six additional one year terms. Mr. Maier will be paid a base salary of $150,000 per year during the initial term, and $100,000 per year for each additional year. Mr. Maier may reduce his employment from full time to part time (defined as three days or less per week), in which case he will receive 50% of his base salary. In addition, the agreement provides that upon its expiration or upon Mr. Maier's retirement, disability or death, the Company will pay to Mr. Maier or to his survivors for each of the next ten years the sum of $214,050, adjusted annually to reflect 50% of the annual percentage change in the Consumer Price Index. Alternatively, the recipient may elect at any time to receive in a lump sum the present value of all remaining payments.

       During the fiscal year ended May 28, 2000, Mr. Jack C. Maier's previous employment agreement required the Company to pay Mr. Maier a base salary of $300,000 per year, and provided the same retirement benefits as the current employment agreement. The previous agreement also provided that upon cessation of employment, Mr. Maier would, if not prevented by disability, provide consulting services to the Company, for which he would be paid a fee of $100,000 per year for a maximum of seven years.

       Craig F. Maier is currently employed by the Company pursuant to an employment agreement effective June 1, 2000. The Company will pay Mr. Maier a base salary of $230,000 per fiscal year for the next three fiscal years, adjusted annually to reflect 50% of the annual change in the Consumer Price Index. In addition, the agreement provides that the Company will pay Mr. Maier incentive compensation for each of the next three fiscal years equal to (a) 1.5% of the Company's pre-tax earnings if in such year pre-tax earnings equal or exceed 4% (but are less than 5%) of the Company's total revenue after giving effect to such incentive compensation payment, and (b) 3% of the Company's pre-tax earnings if in such year pre-tax earnings equal or exceed 5% of the Company's total revenue. However, the incentive compensation will be reduced to the extent that the payment of the incentive compensation would reduce the Company's pre-tax earnings to below 4% of the Company's total revenue. Incentive compensation will be paid 90% in cash and 10% in Common Stock. The agreement also provides that Mr. Maier will be granted stock options in any year in which incentive compensation is earned, based on the following schedule:

         Pre-Tax Earnings As
         a Percentage of Total Revenue               Stock Option Available
         -----------------------------               ----------------------
         At least 4%, but less than 5%               12,500 shares
         At least 5%, but less than 6%               25,000 shares
         At least 6%                                 40,000 shares

All stock options are awarded under the terms of the stock option plan of the Company in effect at the time the options are awarded. The agreement also provides that in the event of Mr. Maier's disability, the Company will pay him (for up to ten years while he is alive and remains disabled) an annual sum equal to 75% of his average compensation (including incentive compensation) over the three preceding calendar years (reduced by any disability benefits received under any disability income plan maintained by the Company), adjusted annually after the first year to reflect 75% of the annual percentage change in the Consumer Price Index.

       During the fiscal year ended May 28, 2000, Mr. Craig F. Maier's previous employment agreement required the Company to pay Mr. Maier a base salary of $135,920 per year, adjusted annually to reflect 50% of the annual change in the Consumer Price Index. The previous agreement also provided substantially the same disability benefits, and incentive and stock option payments, as the current employment agreement.

       Mr. Craig F. Maier's current employment agreement reaffirms the Company's obligations to Mr. Maier under an agreement dated November 21, 1989. The agreement provides that, if there is a change in control of the Company that has not been approved by existing management, the Company shall either (a) continue his employment for up to three years with compensation and perquisites equal to that which he would have received had there not been such a change or (b) terminate his employment and make lump sum payments to him equal to the present value of such compensation and continue such perquisites until the end of the period for which his employment would have continued. The maximum aggregate lump sum payment which would be payable Mr. Maier under the agreement if he were terminated on the date of filing of this Proxy Statement, would be approximately $797,000. The discount rate used for determining the amount of such payments was 5.37%, in accordance with provisions of the agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During the fiscal year ended May 28, 2000, a franchised restaurant owned by children of Jack C. Maier, an officer and Director of the Company, and Blanche F. Maier, a Director of the Company, made purchases from the Company's commissary totaling $509,495 and paid to the Company advertising fees of $49,166, employee leasing fees of $657,991, payroll and accounting fees of $28,107 and franchise fees of $73,749. Other members of Mr. and Mrs. Maier's family are the owners of a franchised restaurant which during such fiscal year made purchases from the Company's commissary totaling $641,863 and paid to the Company advertising fees of $64,710, employee leasing fees of $841,733, payroll and accounting fees of $32,024 and franchise fees of $97,066. During the fiscal year ended May 28, 2000, a franchised restaurant owned by Craig F. Maier, an officer and Director of the Company, made purchases from the Company's commissary totaling $325,534 and paid to the Company advertising fees of $31,809, employee leasing fees of $432,748, payroll and accounting fees of $25,971 and franchise fees of $47,714. The above described transactions were effected on substantially similar terms as transactions with persons having no relationship with the Company.

         Karen F. Maier, the Vice President - Marketing of the Company, is the daughter of Jack C. Maier and Blanche F. Maier and the sister of Craig F. Maier. During the fiscal year ended May 28, 2000, Ms. Maier received total compensation of $101,015 from the Company and earned options to purchase 3,500 shares of Common Stock at an exercise price of $9.94 per share.

         Scott C. Maier, the Supervisor of Hotel Operations of the Company, is the son of Jack C. Maier and Blanche F. Maier and the brother of Craig F. Maier. During the fiscal year ended May 28, 2000, Mr. Scott Maier received total compensation of $57,585 from the Company and earned options to purchase 500 shares of Common Stock at an exercise price of $9.94 per share.

         Dale P. Brown, a director, was the President, Chief Executive Officer and a shareholder of Sive/Young & Rubicam, an advertising agency, until December, 1998. The Company retained the advertising and marketing services of Sive/Young & Rubicam in August, 1997, and paid Sive/Young & Rubicam total fees of $2,035,234 during the fiscal year ended May 28, 2000.

                           CORPORATE PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock over the five year period ending May 28, 2000 with the Russell 2000 Index and a group of the Company's peer issuers, selected by the Company in good faith. The graph assumes an investment of $100 in the Company's Common Stock, in the Index and in the common stock of the peer group on May 29, 1995, and reinvestment of all dividends.


                          [Corporate Performance Graph]

FRISCH'S RESTAURANTS INC
                                         Cumulative Total Return
                              ----------------------------------------------
                               5/95    5/96    5/97    5/98    5/99    5/00
FRISCH'S RESTAURANTS, INC.    100.00  132.37  176.23  135.02  129.31  127.14
PEER GROUP                    100.00  103.63   99.41  120.25   95.89   71.87
RUSSELL 2000                  100.00  128.94  155.54  197.01  178.24  179.47

         The Peer Group consists of the following issuers: Bob Evans Farms, Consolidated Products, Inc., Cracker Barrel Old Country Store Group, Inc., Phoenix Restaurant Group, Inc.; Furrs/Bishops, Inc., IHOP Corp., Ryan's Family Steak Houses, Inc., Shoney's, Inc. and VICORP Restaurants, Inc.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information, as of August 10, 2000 (unless a different date is specified in the notes to the table), with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock.

Name and Address of                                                 Amount                         Percent
 Beneficial Owner                                             Beneficially Owned                  of Class
 ----------------                                             ------------------                  --------
Blanche F. Maier                                                1,760,622(1)(5)                     33.9%
2800 Gilbert Avenue
Cincinnati, OH  45206

Jack C. Maier                                                   1,006,856(2)(5)                     19.4%
2800 Gilbert Avenue
Cincinnati, OH  45206

Craig F. Maier                                                  1,003,124(3)(5)                     19.0%
2800 Gilbert Avenue
Cincinnati, OH  45206

Karen F. Maier                                                    840,098(4)(5)                     16.2%
2800 Gilbert Avenue
Cincinnati, OH  45206

William D. Witter, Inc.                                           571,598(6)                         9.8%
153 East 53rd Street
New York, NY  10022

Dimensional Fund Advisors, Inc.                                   443,383(7)                         7.6%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

(1) Includes 751,766 shares over which Mrs. Maier has sole voting and investment power, 89,170 shares over which she has sole voting but shared investment power, 917,686 shares over which she has sole voting power only and 2,000 shares which she has the right to acquire pursuant to the exercise of stock options. The amounts shown above include 1,006,856 shares over which she has sole voting power as Voting Trustee pursuant to a Voting Trust Agreement dated June 26, 1997, with the following: Jack C. Maier and herself as Co-Trustees of the Trust established under the Will of Shirley Heinichen, deceased as to 89,170 shares; Jack C. Maier, Craig F. Maier and Karen F. Maier, as Co-Trustees of the Trust established under the Will of David Frisch, deceased as to 764,197 shares; and Jack C. Maier, as Trustee under the Annette Frisch Amended and Restated Trust Agreement as to 153,489 shares. See footnotes (2), (3), (4) and (5).

(2) Includes 153,489 shares over which he has sole investment power only, and 853,367 shares over which he shares investment power. The amount shown above includes 764,197 shares over which Mr. Maier, Craig F. Maier and Karen F. Maier share investment power only as Co-Trustees of the Trust established under the will of David Frisch, deceased, and 89,170 shares over which Mr. Maier and Blanche F. Maier share investment power only as Co-Trustees of the Trust established under the Will of Shirley Heinichen, deceased. See footnotes (1), (3), (4) and
         (5). Not included in this amount are 8,817 shares owned by Blanche F. Maier as to which Mr. Maier disclaims beneficial ownership.

(3) Includes 148,961 shares over which Mr. Maier has sole voting and investment power, 764,197 shares over which Mr. Maier, Jack C. Maier and Karen F. Maier share investment power only as Co-Trustees of the Trust established under the will of David Frisch, deceased, and 89,966 shares which he has the right to acquire pursuant to the exercise of employee stock options. See footnotes (1), (2), (4) and (5).

(4) Includes 65,401 shares over which Ms. Maier has sole voting and investment power, 764,197 shares over which Ms. Maier, Jack C. Maier and Craig F. Maier share investment power only as Co-Trustees of the Trust established under the will of David Frisch, deceased, and 10,500 shares which she has the right to acquire pursuant to the exercise of employee stock options. See footnotes (1), (2), (3) and (5).

(5) Blanche F. Maier is the wife of Jack C. Maier. Craig F. Maier is the son of Jack C. Maier and Blanche F. Maier and the brother of Karen F. Maier. Karen F. Maier is the daughter of Jack C. Maier and Blanche F. Maier and the sister of Craig F. Maier.

(6) The information given is as of February 1, 2000, as reported in an amended Schedule 13G filed with the Securities and Exchange Commission.

(7) The information given is as of February 11, 2000, as reported in an amended Schedule 13G filed with the Securities and Exchange Commission. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 443,383 shares of Frisch's Restaurants, Inc. stock as of December 31, 1999, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information, as of August 10, 2000, with respect to the number of shares of Common Stock beneficially owned by (i) each Director, including each nominee for election as a Director, of the Company,
(ii) each executive officer of the Company named in the Summary Compensation Table, and (iii) all Directors and named executive officers of the Company as a group.

                                                         Amount                               Percent
Name                                               Beneficially Owned                        of Class
----                                               ------------------                        --------
Jack C. Maier                                         1,006,856 (1)                            19.4%
Daniel W. Geeding                                         6,257 (2)                               *
Malcolm M. Knapp                                          6,000 (3)                               *
Blanche F. Maier                                      1,760,622 (1)                            33.9%
Craig F. Maier                                        1,003,124 (1)                            19.0%
William A. Mauch                                         11,851 (4)                               *
Dale P. Brown                                             2,025 (5)                               *
Lorrence T. Kellar                                        8,000 (6)                               *
William J. Reik, Jr.                                    211,060 (7)                             4.1%
Marvin G. Fields                                         15,208 (8)                               *
Paul F. McFarland                                        21,924 (9)                               *
Donald H. Walker                                         14,099 (10)                              *
All Directors and named executive
officers as a group (12 persons)                      2,295,973                                43.1%

*        Less than 1% of class.

(1)      See footnotes (1), (2), (3) and (5) on the preceding page.

(2) Includes 4,257 shares over which he has sole voting and investment power and 2,000 shares that he has the right to acquire pursuant to the exercise of stock options.

(3) Includes 4,000 shares over which he has sole voting and investment power and 2,000 shares that he has the right to acquire pursuant to the exercise of stock options.

(4) Includes 9,851 shares over which he has sole voting and investment power and 2,000 shares that he has the right to acquire pursuant to the exercise of stock options.

(5) Includes 1,025 shares over which she has sole voting and investment power and 1,000 shares that he has the right to acquire pursuant to the exercise of stock options.

(6) Includes 6,000 shares over which he has sole voting and investment power and 2,000 shares that he has the right to acquire pursuant to the exercise of stock options.

(7) Includes 209,060 shares over which he has sole voting and investment power and 2,000 shares that he has the right to acquire pursuant to the exercise of stock options.

(8) Includes 8,208 shares over which he has sole voting and investment power and 7,000 shares that he has the right to acquire pursuant to the exercise of stock options.

(9) Includes 1,424 shares over which he has sole voting and investment power and 20,500 shares that he has the right to acquire pursuant to the exercise of stock options.

(10) Includes 3,599 shares over which he has sole voting and investment power and 10,500 shares that he has the right to acquire pursuant to the exercise of stock options.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes a proposal to be considered for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting of Shareholders, which is currently scheduled for October 1, 2001, must submit the proposal to the Company on or before May 3, 2001. Proposals should be addressed to W. Gary King, Secretary, Frisch's Restaurants, Inc., 2800 Gilbert Avenue, Cincinnati, Ohio 45206. Any such proposal must satisfy the conditions for shareholder proposals established by the Securities and Exchange Commission in Rule 14a-8 promulgated pursuant to the Securities and Exchange Act of 1934, as amended.

         Any shareholder who intends to directly present a proposal at the 2001 Annual Shareholders Meeting (outside of the Rule 14a-8 process) must notify the Company of the proposal on or before July 18, 2001. If the Company is not notified by such date, the Company will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Notices of any intention to present a proposal at the 2001 Annual Shareholders Meeting should be addressed to the Secretary of the Company at the address set forth in the foregoing paragraph.

                              COST OF SOLICITATION

         The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy and any additional material relating to the Meeting and the cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of the Common Stock of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Company's Board of Directors knows of no other matters to be presented at the Meeting other than those set forth above. However, if any other matters come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their discretion, in accordance with the recommendations of the Board, and discretionary authority to do so is included in the proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                                    W. GARY KING
                                                                       Secretary

Dated August 30, 2000

MANAGEMENT OF THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES. SUCH REQUEST SHOULD BE DIRECTED TO MR. DONALD H. WALKER, CHIEF FINANCIAL OFFICER, FRISCH'S RESTAURANTS, INC., 2800 GILBERT AVENUE, CINCINNATI, OHIO 45206.


                                           PROXY BY MAIL                                              Please mark [X]
                                                                                                      your votes
                                                                                                      like this

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO
ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE COMPANY A WRITTEN INSTRUMENT REVOKING THIS PROXY
OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

                                              AUTHORITY   AUTHORITY                                           FOR  AGAINST  ABSTAIN
                                                GIVEN     WITHHELD
1. ELECTION OF FOUR DIRECTORS.                                      2. RATIFICATION OF APPOINTMENT OF GRANT    [ ]   [ ]      [ ]
                                                                       THORNTON LLP AS INDEPENDENT AUDITORS.
To elect the four persons below to serve         [ ]         [ ]
as directors until the 2002 Annual
Shareholders Meeting and until their
successors are elected and qualified:
                                                                       --------------------------------------------------
01. Lorrence T. Kellar         02. Jack C. Maier                       IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE
03. William A. Mauch           04. William J. Reik, Jr.                                 INSTRUCTIONS BELOW
                                                                       --------------------------------------------------

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE
NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN"
AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM
YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:


--------------------------------------------------------------------------------------      ========================
                                                                                                 COMPANY NUMBER:

                                                                                                   PROXY NUMBER:

                                                                                                 ACCOUNT NUMBER:
--------------------------------------------------------------------------------------      ========================

SIGNATURE                                        SIGNATURE                                    DATE
          -------------------------------------            -----------------------------------    ----------------------
(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)
                                  Please mark, sign, date and mail this Proxy promptly.

------------------------------------------------------------------------------------------------------------------------
                                    *FOLD AND DETACH HERE AND READ THE REVERSE SIDE *

          -----------------------------------------------------------
             [Graphic]   VOTE BY  TELEPHONE OR INTERNET   [Graphic]
                          QUICK *** EASY *** IMMEDIATE
          -----------------------------------------------------------

                           FRISCH'S RESTAURANTS, INC.

 - You can now vote your shares electronically through the Internet or the telephone.
 - This eliminates the need to return the proxy card.
 - Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

 TO VOTE YOUR PROXY BY INTERNET
 ------------------------------
 www.continentalstock.com

 Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

 TO VOTE YOUR PROXY BY MAIL
 --------------------------

 Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

 TO VOTE YOUR PROXY BY PHONE
 ---------------------------
 1-800-293-8533

 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

              PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
              --------------------------------------------
                               ELECTRONICALLY
                               --------------

PROXY
                           FRISCH'S RESTAURANTS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 October 2, 2000

   The undersigned shareholder of Frisch's Restaurants, Inc. (the "Company") hereby nominates, constitutes and appoints Jack C. Maier and Craig F. Maier, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Clarion Hotel Riverview, 668 W. Fifth Street, Covington, Kentucky 41011, on Monday, October 2, 2000 at 10:00 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IF CUMULATIVE VOTING IS PROPERLY DECLARED, THE VOTES WILL BE CAST IN SUCH A WAY AS TO EFFECT THE ELECTION OF ALL FOUR NOMINEES, OR AS MANY THEREOF AS POSSIBLE, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. ON OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, IF ANY.

                       PLEASE SIGN AND DATE ON THE REVERSE SIDE
--------------------------------------------------------------------------------
                              *FOLD AND DETACH HERE  *